                                                          Draft-- March 19, 2001


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                               EDISON SCHOOLS INC.

                            (a Delaware corporation)




                        - Shares of Class A Common Stock

                               PURCHASE AGREEMENT



Dated:  March 20, 2001

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
                                Table of Contents

                                                                                                  Page
                                                                                                  ----
SECTION 1.    Representations and Warranties...................................................    3
   (a)        Representations and Warranties by the Company....................................    3
      (i)     Compliance with Registration Requirements........................................    3
      (ii)    Incorporated Documents...........................................................    4
      (iii)   Independent Accountants..........................................................    4
      (iv)    Financial Statements.............................................................    5
      (v)     No Material Adverse Change in Business...........................................    5
      (vi)    Good Standing of the Company.....................................................    5
      (vii)   Good Standing of Subsidiary......................................................    5
      (viii)  Capitalization...................................................................    6
      (ix)    Authorization of Agreement.......................................................    6
      (x)     Authorization and Description of Securities......................................    7
      (xi)    Absence of Defaults and Conflicts................................................    7
      (xii)   Absence of Labor Dispute.........................................................    8
      (xiii)  Absence of Proceedings...........................................................    8
      (xiv)   Accuracy of Exhibits.............................................................    9
      (xv)    Possession of Intellectual Property..............................................    9
      (xvi)   Absence of Further Requirements..................................................    9
      (xvii)  Possession of Licenses and Permits...............................................    9
      (xviii) Compliance with Statutes, Rules and Regulations, etc.............................   10
      (xix)   Title to Property................................................................   11
      (xx)    Investment Company Act...........................................................   11
      (xxi)   Environmental Laws...............................................................   11
      (xxii)  Registration Rights..............................................................   12
      (xxiii) Equity Ownership.................................................................   12
      (xxiv)  Management Agreements............................................................   12
      (xxv)   Insurance........................................................................   13
      (xxvi)  Tax Returns and Payment of Taxes.................................................   13
      (xxvii) No Stabilization or Manipulation.................................................   14
      (xxviii)Certain Transactions.............................................................   14
      (xxix)  Statistical and Market Data......................................................   14
      (xxx)   Accounting and other Controls....................................................   14
   (b)        Representations and Warranties by the Selling Shareholders.......................   14
      (i)     Accurate Disclosure..............................................................   15
      (ii)    Authorization of Agreements......................................................   15
      (iii)   Valid and Marketable Title.......................................................   16
      (iv)    Due Execution of Power of Attorney and Custody Agreement.........................   16
      (v)     Absence of Manipulation..........................................................   17
      (vi)    Absence of Further Requirements..................................................   17
      (vii)   Restriction on Sale of Securities................................................   17
      (viii)  Certificates Suitable for Transfer...............................................   18
      (ix)    No Association with NASD.........................................................   18
   (c)        Officer's Certificates...........................................................   18

                                Table of Contents
                                  (continued)

                                                                                                  Page
                                                                                                  ----
SECTION 2.    Sale and Delivery to Underwriters; Closing.......................................   18
   (a)        Initial Securities...............................................................   18
   (b)        Option Securities................................................................   19
   (c)        Payment..........................................................................   19
   (d)        Denominations; Registration......................................................   20
SECTION 3.    Covenants of the Company.........................................................   20
SECTION 4.    Payment of Expenses..............................................................   24
   (a)        Expenses.........................................................................   24
   (b)        Expenses of the Selling Shareholders.............................................   24
   (c)        Termination of Agreement.........................................................   25
   (d)        Allocation of Expenses...........................................................   25
SECTION 5.    Conditions of Underwriters' Obligations..........................................   25
   (a)        Effectiveness of Registration Statement..........................................   25
   (b)        Opinion of Counsel for Company...................................................   25
   (c)        Opinion of Counsel for the Selling Shareholders..................................   26
   (d)        Opinion of Counsel for Underwriters..............................................   26
   (e)        Officers' Certificate............................................................   26
   (f)        Certificate of the Selling Shareholder...........................................   26
   (g)        Accountant's Comfort Letter......................................................   27
   (h)        Bring-down Comfort Letter........................................................   27
   (i)        Approval of Listing..............................................................   27
   (j)        No Objection.....................................................................   27
   (k)        Lock-up Agreements...............................................................   27
   (l)        Form W-8 or W-9..................................................................   27
   (m)        Conditions to Purchase of Option Securities......................................   27
      (i)     Officers' Certificate............................................................   28
      (ii)    Certificate of Selling Shareholders..............................................   28
      (iii)   Opinion of Counsel for Company...................................................   28
      (iv)    Opinion of Counsel for the Selling Shareholders..................................   28
      (v)     Opinion of Counsel for Underwriters..............................................   28
      (vi)    Bring-down Comfort Letter........................................................   28
   (n)        Additional Documents.............................................................   29
   (o)        Termination of Agreement.........................................................   29
SECTION 6.    Indemnification..................................................................   29
   (a)        Indemnification of Underwriters..................................................   29
   (b)        Indemnification of Company, Directors and Officers and Selling Shareholders......   31
   (c)        Actions against Parties; Notification............................................   32
   (d)        Settlement without Consent if Failure to Reimburse...............................   32
   (e)        Other Agreements with Respect to Indemnification.................................   33
SECTION 7.    Contribution.....................................................................   33
SECTION 8.    Representations, Warranties and Agreements to Survive Delivery...................   34
SECTION 9.    Termination of Agreement.........................................................   35
   (a)        Termination; General.............................................................   35

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                                Table of Contents
                                  (continued)

                                                                                                  Page
                                                                                                  ----
   (b)        Liabilities......................................................................   35
SECTION 10.   Default by One or More of the Underwriters.......................................   36
SECTION 11.   Default by One or More of the Selling Shareholders or the Company................   36
SECTION 12.   Notices..........................................................................   37
SECTION 13.   Parties..........................................................................   37
SECTION 14.   GOVERNING LAW AND TIME...........................................................   38
SECTION 15.   Effect of Headings...............................................................   38


SCHEDULES

Schedule A    -      List of Underwriters
Schedule B    -      List of Selling Shareholders
Schedule C    -      Pricing Information
Schedule D    -      List of Persons subject to Lock-up
Schedule E    -      List of Management Agreements

EXHIBITS

Exhibit A-1   -      Form of Opinion of Company's Counsel
Exhibit A-2   -      Form of Opinion of Company's General Counsel
Exhibit A-3   -      Form of Opinion of Selling Shareholders' Counsel
Exhibit B     -      Form of Lock-up Letters

                               EDISON SCHOOLS INC.
                            (a Delaware corporation)

                        - Shares of Class A Common Stock

                           (Par Value $.01 Per Share)

                               PURCHASE AGREEMENT

                                                                  March 20, 2001


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Credit Suisse First Boston Corporation
Banc of America Securities LLC
J.P. Morgan Securities Inc.
Gerard Klauer Mattison & Co., Inc.
ThinkEquity Partners
     as Representatives of the several Underwriters
c/o  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
North Tower
World Financial Center

New York, New York  10281-1209

Ladies and Gentlemen:

         Edison Schools Inc., a Delaware corporation (the "Company"), and the persons listed in Schedule B hereto (the "Selling Shareholders") confirm their respective agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, Credit Suisse First Boston Corporation, Banc of America Securities LLC, J.P. Morgan Securities Inc., Gerard Klauer Mattison & Co., Inc. and ThinkEquity Partners are acting as representatives (in such capacity, the "Representatives"), with respect to the issue and sale by the Company and the sale by the Selling Shareholders, acting severally and not jointly, and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of class A common stock, par value $.01 per share, of the Company ("Common Stock") set forth in said Schedules A and B hereof, and with respect to the grant by certain of the Selling Shareholders to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of - additional shares of Common Stock to cover over-allotments, if any. The aforesaid - shares of Common Stock (the "Initial Securities") to be purchased by the Underwriters and all or any part of the - shares of Common Stock subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities."

         The Company and the Selling Shareholders understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-55840) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company will either
(i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). The information included in such prospectus or in such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "Prospectus." If Rule 434 is relied on, the term "Prospectus" shall refer to the preliminary prospectus dated February 26, 2001 together with the Term Sheet and all references in this Agreement to the date of the Prospectus shall mean the date of the applicable Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include (i) the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR") and (ii) all documents incorporated by reference or deemed to be incorporated by reference therein.

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" (or other references of like import) in the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

         SECTION 1. Representations and Warranties.

         (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b), hereof and agrees with each Underwriter, as follows:

                  (i) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

                  At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), at the time the Prospectus or any amendment or supplement thereto was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use in the Registration Statement or the Prospectus.

                  Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (iii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                  (iv) Financial Statements. The financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position and stockholders' equity of the Company and its consolidated subsidiary at the dates indicated and the results of operations and cash flows of the Company and its consolidated subsidiary for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The selected financial and other data and the summary financial and operating data included in the Prospectus present fairly the information shown therein and, in the cases of the selected financial data and the summary financial data, have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

                  (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its consolidated subsidiary considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or its consolidated subsidiary, other than those in the ordinary course of business, which are material with respect to the Company and its consolidated subsidiary considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (vi) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing could not reasonably be expected to result in a Material Adverse Effect.

                  (vii) Good Standing of Subsidiary. The Company's consolidated subsidiary, Alliance-Edison LLC ("Alliance-Edison"), has been duly organized and is validly existing as a limited liability company, in good standing under the laws of the State of Delaware, has limited liability company power, and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign limited liability company, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of such subsidiary's issued and outstanding equity interest owned by the Company has been duly authorized and validly issued, is fully paid and non-assessable and is free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding equity interest of such subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such subsidiary. Alliance Edison is the Company's only subsidiary and it does not have assets or liabilities or conduct business which is material to the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company.

                  (viii) Capitalization. The authorized, issued and outstanding capital stock of the Company (a) as of December 31, 2000, was as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization," and (b) after giving effect to the transactions contemplated by this Agreement and the Registration Statement, will be as set forth in the Prospectus in the column entitled "As Adjusted" under the caption "Capitalization" (except for issuances subsequent to December 31, 2000, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities, options or warrants referred to in the Prospectus). The shares of issued and outstanding capital stock of the Company, including, without limitation, the Securities to be sold by the Selling Shareholders, have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company. The shares of issued and outstanding capital stock of the Company have been issued in compliance, in all material respects, with all federal and state securities laws. Except as disclosed in the Prospectus, there are no outstanding options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of the Company's capital stock or any such options, warrants, rights, convertible securities or obligations. The description of the Company's stock option and purchase plans and the options or other rights granted and exercised thereunder set forth in the Prospectus accurately and fairly describe, in all material respects, the information required to be shown with respect to such plans, arrangements, options and rights.

                  (ix) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

                  (x) Authorization and Description of Securities. The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement, against payment of the consideration set forth herein will be validly issued, fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

                  (xi) Absence of Defaults and Conflicts. Neither the Company nor its consolidated subsidiary is in violation of its charter or by-laws or limited liability company agreement, as applicable, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or its consolidated subsidiary is a party or by which it or its consolidated subsidiary may be bound, or to which any of the property or assets of the Company or its consolidated subsidiary is subject (collectively, "Agreements and Instruments") except for such defaults under Agreements and Instruments that could not reasonably be expected to result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations under this Agreement have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its consolidated subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that could not reasonably be expected to result in a Material Adverse Effect), nor will such action result in any violation of (A) the provisions of the charter, by-laws or limited liability company agreement of the Company or its consolidated subsidiary, as applicable, or (B) any applicable law, statute, rule, regulation, judgment, standard, guide, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or its consolidated subsidiary or any of their assets, properties or operations, including, without limitation, the Elementary and Secondary Education Act of 1965, as amended, and all rules and regulations promulgated thereunder (collectively, the "ESEA"), the Individuals with Disabilities in Education Act and all rules and regulations promulgated thereunder (collectively, the "IDEA") and any other federal, state or local law, statute, rule, regulation, standard, guide or order pertaining to the authorization to operate public schools or the eligibility to receive funding under federal, state or local programs related to the operation of public schools, except, in the case of clause (B) above, for such violations which could not reasonably be expected to result in a Material Adverse Effect. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or its consolidated subsidiary.

                  (xii) Absence of Labor Dispute. No labor dispute with the employees of the Company or its consolidated subsidiary (including, without limitation, all principals, teachers and other personnel employed by or working for or in any school operated by the Company) exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its consolidated subsidiary's principal suppliers, manufacturers, customers or contractors, which, in any of the foregoing cases, may reasonably be expected to result in a Material Adverse Effect.

                  (xiii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign (including, without limitation, any proceeding before the United States Department of Education (the "USDE"), the United States Department of Justice (the "DOJ"), the Equal Employment Opportunity Commission (the "EEOC"), state and local educational agencies (including school boards and public school districts) or charter school boards), now pending, or, to the knowledge of the Company, threatened, against or affecting the Company, its consolidated subsidiary or any school operated by the Company, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which could reasonably be expected to result in a Material Adverse Effect, or which could materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder or thereunder; the aggregate of all pending legal or governmental proceedings to which the Company, its consolidated subsidiary or any school operated by the Company is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

                  (xiv) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

                  (xv) Possession of Intellectual Property. The Company, its consolidated subsidiary and each of the schools operated by the Company own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (including, without limitation, the right to use Success for All, a K-5 reading program developed by Johns Hopkins University and the mathematics programs developed by the University of Chicago School Mathematics Project) (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and none of the Company, its consolidated subsidiary or, to the knowledge of the Company, any of the schools operated by it has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which could render any Intellectual Property invalid or inadequate to protect the interest of the Company therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

                  (xvi) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities under this Agreement or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations and foreign or state securities or blue sky laws. Neither the Company nor any of the schools operated by the Company is subject to any requirements of, or regulation under, the Higher Education Act of 1965, as amended.

                  (xvii) Possession of Licenses and Permits. The Company, its consolidated subsidiary and each of the schools operated by it possess such permits, licenses, approvals, consents and other authorizations, including, without limitation, authorizations required (A) to participate in federal, state and local funding programs under the ESEA and the IDEA to the extent the Company or such school currently receives material funding thereunder, (B) to operate the charter schools currently operated by it, (C) except as described in the Prospectus, to operate schools, if required by applicable law, as federal income tax exempt organizations under Sections 501(a) and 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and (D) to receive funding under federal, state and local education laws, statutes, rules, regulations, standards, guides or orders to the extent the Company or such school currently receives material funding thereunder (collectively, "Governmental Licenses"), issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to possess such Governmental Licenses could not reasonably be expected to have a Material Adverse Effect; the Company and, to the knowledge of the Company, each of the schools operated by the Company, is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect could not reasonably be expected to have a Material Adverse Effect; and neither the Company nor, to the knowledge of the Company, any of the schools operated by it has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to result in a Material Adverse Effect.

                  (xviii) Compliance with Statutes, Rules and Regulations, etc. The Company, its consolidated subsidiary and each of the schools operated by the Company are in compliance with all applicable laws, statutes, rules, regulations, standards, guides or orders (including, without limitation, ESEA, IDEA, Family Education Rights and Privacy Act of 1974, as amended, Gun-Free Schools Act of 1994, Section 504 of the Rehabilitation Act of 1973, Americans with Disabilities Act of 1990, Title VI and Title VII of the Civil Rights Act of 1964, Title IX of the Education Amendments of 1972, Age Discrimination Act of 1975, Age Discrimination in Employment Act of 1967, Equal Pay Act of 1963 and the Drug-Free Workplace Act of 1988) administered, issued or implemented by any federal, state or local government or any agency or subdivision of any of the foregoing, including, without limitation, the USDE, the DOJ, the EEOC, state and local education agencies (including school boards and public school districts) or charter school boards, to the extent applicable, except where failure to be so in compliance could not reasonably be expected to have a Material Adverse Effect. The Company has not been advised, and has no reason to believe, that either it, its consolidated subsidiary or any of the schools operated by the Company is not conducting business in compliance with all applicable laws, statutes, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable federal, state and local laws, rules and regulations; except where failure to be so in compliance could not reasonably be expected to have a Material Adverse Effect.

                  (xix) Title to Property. The Company and its consolidated subsidiary have good and marketable title to all real property owned by them and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (A) are described in the Prospectus or (B) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or its consolidated subsidiary; and all of the leases and subleases material to the business of the Company, its consolidated subsidiary and the schools operated by it, and under which the Company, its consolidated subsidiary or any of the schools operated by it holds properties described in the Prospectus, are in full force and effect, and none of the Company, its consolidated subsidiary or any school operated by it has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company, its consolidated subsidiary or any of the schools operated by the Company under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company, its consolidated subsidiary or any of the schools operated by it to the continued possession of the leased or subleased premises under any such lease or sublease, which claim, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to result in a Material Adverse Effect.

                  (xx)  Investment  Company  Act.  Neither  the  Company nor its
         consolidated subsidiary is, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                  (xxi) Environmental Laws. Except as described in the Registration Statement and except as could not, singly or in the aggregate, be reasonably expected to result in a Material Adverse Effect, (A) none of the Company, its consolidated subsidiary or, to the knowledge of the Company, any of the schools operated by it is in violation of any federal, state, local or foreign law, statute, rule, regulation, standard, guide, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health or safety, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), natural resources or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances (including, without limitation, asbestos, polychlorinated biphenyls, urea-formaldehyde insulation, petroleum or petroleum products) (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, release or threatened release of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company, its consolidated subsidiary and the schools operated by it have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements,
         (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company, its consolidated subsidiary or any of the schools operated by it, and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company, its consolidated subsidiary or the schools operated by it relating to Hazardous Materials or any Environmental Laws.

                  (xxii) Registration Rights. Except pursuant to the Third Amended and Restated Shareholders' Agreement, dated as of July 2, 1999, as amended, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

                  (xxiii) Equity Ownership. The Company owns (A) 2,000,000 shares of Series B preferred stock, par value $0.001 per share, of Apex Online Learning Inc., a Washington corporation ("APEX"), (B) a 35% limited liability company interest in Ksixteen LLC, a limited liability company ("Ksixteen"), and (C) a 54.3% limited liability company interest in Alliance-Edison, in each case, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. The Company does not own the equity securities, limited liability company interests or other similar interests of any other entity.

                  (xxiv) Management Agreements. The Company has provided to Debevoise & Plimpton, counsel for the Underwriters, true, correct and complete copies of each of the management agreements and school charters to which the Company or any of the schools operated by the Company is a party or pursuant to which any such school is operated, as amended (collectively, the "Management Agreements"), none of which have been subsequently amended, supplemented or modified, and each of the Management Agreements is in full force and effect on the date hereof, and, neither the Company, nor, to the knowledge of Company, any other party is in default in the performance or observation of any material obligation, agreement, covenant or condition contained therein. Schedule E hereto is a true, correct and complete list of the Management Agreements.

                  (xxv) Insurance. The Company, its consolidated subsidiary and each of the schools operated by the Company and, to the knowledge of the Company, the school districts and charter school boards responsible for supervising the schools operated by the Company, are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the education industry; none of the Company, its consolidated subsidiary or any of the schools operated by the Company or, to the knowledge of the Company, any school district or charter school board responsible for supervising any school operated by the Company, has been refused any insurance coverage sought or applied for; and the Company does not have any reason to believe that it, its consolidated subsidiary or any of the schools operated by it or any school district or charter school board responsible for supervising any school operated by the Company, will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its operations except where the failure to renew or maintain such coverage could not reasonably be expected to result in a Material Adverse Effect. The officers and directors of the Company are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary for officers' and directors' liability insurance of a public company and as the Company believes could cover claims which could reasonably be expected to be made in connection with the issuance of the Securities; and the Company has no reason to believe that it will not be able to renew its existing directors' and officers' liability insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to cover its officers and directors.

                  (xxvi) Tax Returns and Payment of Taxes. The Company and its consolidated subsidiary have timely filed all federal, state, local and foreign tax returns that are required to be filed or have duly requested extensions thereof and all such tax returns are true, correct and complete, except to the extent that any failure to file or request an extension, or any incorrectness could not reasonably be expected to result in a Material Adverse Effect. The Company and its consolidated subsidiary have timely paid all taxes shown as due on such filed tax returns (including any related assessments, fines or penalties), except to the extent that any such taxes are being contested in good faith and by appropriate proceedings, or to the extent that any failure to pay could not reasonably be expected to result in a Material Adverse Effect; and adequate charges, accruals and reserves have been provided for in the financial statements referred to in

         Section 1(a)(iii) above in accordance with GAAP in respect of all Federal, state, local and foreign taxes for all periods as to which the tax liability of the Company and its consolidated subsidiary have not been finally determined or remains open to examination by applicable taxing authorities. Neither the Company nor its consolidated subsidiary is a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the Code.

                  (xxvii) No Stabilization or Manipulation. Neither the Company nor, to the best of its knowledge, any of its directors, officers or affiliates has taken or will take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities in violation of Regulation M under the 1934 Act.

                  (xxviii) Certain Transactions. Except as disclosed in the Prospectus, there are no outstanding loans, advances, or guarantees of indebtedness by the Company to or for the benefit of any of the executive officers or directors of the Company or any of the members of the families of any of them that would be required to be so disclosed under the 1933 Act, the 1933 Act Regulations or Form S-3.

                  (xxix) Statistical and Market Data. The statistical and market-related data included in the Prospectus are derived from sources which the Company reasonably and in good faith believes to be accurate, reasonable and reliable and agrees with the sources from which it was derived.

                  (xxx) Accounting and other Controls. The Company has established a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions were, are and will be executed in accordance with management's general or specific authorization; (B) transactions were, are and will be recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets was, is and will be permitted only in accordance with a management's general or specific authorizations; and (D) the recorded accountability for assets was, is and will be compared with existing assets at reasonable intervals and appropriate action was, is and will be taken with respect to any differences.

         (b) Representations and Warranties by the Selling Shareholders. Each Selling Shareholder, and in the case of Section 1(b)(i)(A) below, each Selling Shareholder and H. Christopher Whittle, severally represents and warrants to each Underwriter as of the date hereof, as of the Closing Time, and, if the Selling Shareholder is selling Option Securities on a Date of Delivery, as of each such Date of Delivery, and agrees with each Underwriter, as follows:

                  (i) Accurate  Disclosure.  (A) Such Selling Shareholder (other than the Selling Shareholders listed on Schedule B-1) and H. Christopher Whittle has reviewed and is familiar with the Registration Statement and the Prospectus and, to the best knowledge of such Selling Shareholder and H. Christopher Whittle, as applicable, none of the preliminary prospectus, the Registration Statement, the Prospectus or any amendments or supplements thereto (including any prospectus wrapper) includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and such Selling Shareholder is not prompted to sell the Securities to be sold by such Selling Shareholder under this Agreement by any information concerning the Company or the consolidated subsidiary of the Company which is not set forth in the preliminary prospectus, the Registration Statement and the Prospectus; (B) the information furnished in writing by or on behalf of such Selling Shareholder for use in the preliminary prospectus, the Registration Statement and the Prospectus and any further amendments or supplements thereto does not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date, the date hereof, the Closing Time and each Delivery Date (as to the preliminary prospectus and the Prospectus and any amendments or supplements thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and
         (C) such Selling Shareholder (other than WSI Inc. and Adam Feild) is not aware that the preliminary prospectus, the Registration Statement, the Prospectus or any amendments or supplements thereto (including any prospectus wrapper) include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (ii) Authorization of Agreements. Such Selling Shareholder has the full right, power and authority to enter into this Agreement, and a Power of Attorney (the "Power of Attorney") and a Custody Agreement (the "Custody Agreement") and to sell, transfer and deliver the Securities to be sold by such Selling Shareholder under this Agreement. The execution and delivery of this Agreement, the Power of Attorney and the Custody Agreement, the sale and delivery of the Securities to be sold by such Selling Shareholder, the consummation by such Selling Shareholder of the transactions contemplated under this Agreement and compliance by such Selling Shareholder with its obligations under this Agreement have been duly authorized by such Selling Shareholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by such
         Selling   Shareholder  or  any
         property or assets of such Selling Shareholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder may be bound, or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of such Selling Shareholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Shareholder or any of its properties.

                  (iii) Valid and Marketable Title. Such Selling Shareholder (A) has at the date hereof (excluding WSI Inc. and J.W. Childs Equity Partners, L.P.) valid and marketable title to the Securities to be sold by such Selling Shareholder under this Agreement, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind (collectively, the "Lien"), other than pursuant to this Agreement, the Custody Agreement and the Power of Attorney, and
         (B) will at the Closing Time (including WSI Inc. and J.W. Childs Equity Partners, L.P.) and, if any Option Securities are purchased, on the Date of Delivery, have valid and marketable title to the Securities to be sold by such Selling Shareholder under this Agreement, free and clear of any Lien, other than pursuant to this Agreement, the Custody Agreement and the Power of Attorney; and upon delivery of such Securities and payment of the purchase price therefor as contemplated in this Agreement (assuming each such Underwriter has no notice of any adverse claim, as defined in Uniform Commercial Code as adopted in the State of New York (the "UCC")), each of the Underwriters will receive valid and marketable title to the Securities purchased by it from such Selling Shareholder, free and clear of any Lien.

                  (iv) Due Execution of Power of Attorney and Custody Agreement. Such Selling Shareholder has duly executed and delivered, in the form heretofore furnished to the Representatives, the Power of Attorney with David A. Graff, Laura K. Eshbaugh and Adam Feild, or any of them, as attorneys-in-fact (the "Attorneys-in-Fact") and the Custody Agreement with the Company, as custodian (the "Custodian"); the Custodian is authorized to deliver the Securities to be sold by such Selling Shareholder under this Agreement and to accept payment therefor; and each Attorney-in-Fact is authorized to execute and deliver this Agreement and the certificate referred to in Section 5(f) or that may be required pursuant to Sections 5(n) and 5(o) of this Agreement on behalf of such Selling Shareholder, to sell, assign and transfer to the Underwriters the Securities to be sold by such Selling Shareholder under this Agreement, to determine the purchase price to be paid by the Underwriters and to such Selling Shareholder, as provided in Section 2(a) of this Agreement and subject to the terms of the Power of

         Attorney, to authorize the delivery of the Securities to be sold by such Selling Shareholder under this Agreement, to accept payment therefor, and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement.

                  (v) Absence of Manipulation. Such Selling Shareholder has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Securities in violation of Regulation M under the 1934 Act.

                  (vi) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by such Selling Shareholder of its obligations under this Agreement or in the Power of Attorney or the Custody Agreement, or in connection with the offer, sale and delivery by such Selling Shareholder of the Securities under this Agreement or the consummation by such Selling Shareholder of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations and state securities laws.

                  (vii) Restriction on Sale of Securities. During a period of 90 days from the date of the Prospectus, such Selling Shareholder will not, without the prior written consent of Merrill Lynch, (A) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise lend, transfer or dispose of, directly or indirectly, any share of Common Stock, class B common stock or any securities convertible into, exercisable or exchangeable for or repayable with Common Stock or class B common stock, whether now owned or hereafter acquired by such Selling Shareholder or with respect to which such Selling Shareholder has or hereafter acquires the power of disposition, or file, or request or demand that the Company file, any registration statement under the 1933 Act with respect to any of the foregoing or (B) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock or class B common stock, whether any such swap or transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock, class B common stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Securities to be sold under this Agreement.

                  Notwithstanding the foregoing restrictions on transfer, such Selling Shareholder shall be permitted to make the following transfers:
         (A) transfers made by gift, will or intestacy, provided the donee thereof agrees in writing to be bound by the terms of this Section 1(b)(vii); (B) transfers to the Selling

         Shareholders' affiliates, as such term is defined in Rule 405 promulgated under the 1933 Act, provided that each transferee agrees in writing to be bound by the terms of this Section 1(b)(vii); (C) transfers made with prior written consent of Merrill Lynch; and (D) in the event such Selling Shareholder is an individual, transfers to his or her immediate family or to a trust the beneficiaries of which are exclusively such Selling Shareholder or a member or members of his or her immediate family, provided that any transferee agrees in writing to be bound by the terms of this Section 1(b)(vii).

                  (viii) Certificates Suitable for Transfer. Certificates for all of the Securities to be sold by such Selling Shareholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such Securities to the Underwriters pursuant to this Agreement.

                  (ix) No Association with NASD. Neither such Selling Shareholder (other than the Selling Shareholders listed on Schedule B-2), nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section (ee) of the By-laws of the National Association of Securities Dealers, Inc. (the "NASD")) any member firm of the NASD.

         (c) Officer's Certificates. Any certificate signed by any officer of the Company delivered to Merrill Lynch, the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Shareholders as such and delivered to Merrill Lynch, the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by such Selling Shareholder to the Underwriters as to the matters covered thereby.

         SECTION 2. Sale and Delivery to Underwriters; Closing.

         (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and each Selling Shareholder, severally and not jointly, agree to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company and each Selling Shareholder, at the price per share set forth in Schedule C, that proportion of the number of Initial Securities set forth in Schedule B opposite the name of the Company or such Selling Shareholder, as the case may be, which the number of Initial Securities set forth in Schedule A opposite the name of such

Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof, bears to the total number of Initial Securities, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional securities.

         (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Shareholders specified on Schedule B, acting severally and not jointly, hereby grant an option to the Underwriters, severally and not jointly, to purchase up to an additional - shares of Common Stock, as set forth in Schedule B, at the price per share set forth in Schedule C, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company and the Selling Shareholders setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery for the Option Securities (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, the purchase of Option Securities shall be made initially among the Selling Shareholders in proportion to the maximum number of Option Securities to be sold by each Selling Shareholder as set forth in Schedule B until the Selling Shareholders have sold the maximum number of Option Securities to be sold by the Selling Shareholders as set forth in Schedule B and then from the Company, and each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

         (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Debevoise & Plimpton, 875 Third Avenue, New York, NY 10022, or at such other place as shall be agreed upon by the Representatives and the Company and the Selling Shareholders, at 9:00 A.M. (New York City time) on the third (fourth, if the pricing occurs after 4:30 P.M. (New York City time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company and the

Selling Shareholders (such time and date of payment and delivery being herein called "Closing Time").

         In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company and the Selling Shareholders, on each Date of Delivery as specified in the notice from the Representatives to the Company and the Selling Shareholders.

         Payment shall be made to the Company and the Selling Shareholders by wire transfer of immediately available funds to bank accounts designated by the Company and the Custodian pursuant to each Selling Shareholder's Power of Attorney and Custody Agreement, as the case may be, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

         (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

         SECTION 3. Covenants of the Company. The Company covenants with each Underwriter as follows:

                  (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

                  (b) Filing of Amendments. The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

                  (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (d) Delivery of Prospectus. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement, and in the Prospectus. If at any time when a prospectus is required by the 1933 Act or the 1934 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

                  (f) Blue Sky  Qualifications.  The  Company  will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

                  (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

                  (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds."

                  (i) Listing. The Company will use its best efforts to effect and maintain the quotation of the Securities on the Nasdaq National Market and will file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market.

                  (j) Restriction on Sale of Securities. During a period of 90 days from the date of the Prospectus, the Company will not, without the prior written consent of Merrill Lynch, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or class B common stock or any securities convertible into or exercisable or exchangeable for Common Stock or class B common stock or file any registration statement under the 1933 Act with respect to any of the foregoing or
         (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock or the class B common stock, whether any such swap or the transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock, class B common stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock or class B common stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (C) any shares of Common Stock or class B common stock issued or options to purchase shares of Common Stock or class B common stock granted pursuant to existing employee benefit plans of the Company referred to in or filed as an exhibit to the Company's annual report on Form 10-K for the year ended June 30, 2000, or (D) any shares of Common Stock that may be issued by the Company from time to time upon the conversion of shares of class B common stock into shares of Common Stock pursuant to its sixth amended and restated certificate of incorporation.

                  (k) Reporting Requirements. The Company, during the period when the Prospectus are required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

         SECTION 4. Payment of Expenses.

         (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities,
(ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the NASD of the terms of the sale of the Securities and (x) the fees and expenses incurred in connection with the inclusion of the Securities in the Nasdaq National Market.

         (b) Expenses of the Selling Shareholders. Each Selling Shareholder shall pay all expenses incident to the performance of its respective obligations under, and the consummation of the transactions contemplated by the Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities by it to the Underwriters, and the transfer of the Securities between the Underwriters pursuant to an agreement between such Underwriters and (ii) the fees and disbursements of its respective counsel and accountants.

         (c) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company and the Selling Shareholders shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

         (d) Allocation of Expenses. The provisions of this Section shall not affect any agreement that the Company and the Selling Shareholders may make for the sharing of such costs and expenses.

         SECTION 5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders contained in Section 1 hereof or in certificates of any officer of the Company or on behalf of any Selling Shareholder delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

         (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

         (b)   Opinion  of  Counsel   for   Company.   At  Closing   Time,   the
Representatives shall have received the favorable opinions, dated as of Closing Time, of:

                  (i) Hale and Dorr LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A-1 hereto and to such further effect as counsel to the Underwriters may reasonably request; and

                  (ii) David A. Graff, general counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A-2 hereto and to such further effect as counsel to the Underwriters may reasonably request.

         (c) Opinion of Counsel for the Selling Shareholders. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Hale and Dorr LLP, counsel for certain of the Selling Shareholders, together with the favorable opinion of each counsel for the other Selling Shareholders (which counsel shall be satisfactory to the Representatives), each in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letters for each of the other Underwriters to the effect set forth in Exhibit A-3 hereto and to such other effect as counsel for the Underwriters may reasonably request. In giving such opinion such counsel may rely, insofar as such opinion involves factual matters, to the extent they deem proper, upon certificates of officers of the Selling Shareholders and certificates of public officials.

         (d) Opinion of Counsel for Underwriters. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Debevoise & Plimpton, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, in form and substance reasonably satisfactory to the Underwriters. In giving such opinion such counsel may rely, insofar as such opinion involves factual matters, to the extent they deem proper, upon certificates of officers of the Company and certificates of public officials.

         (e) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its consolidated subsidiary considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the Chief Executive Officer, Chief Financial Officer and Chief Operating Officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time,
(iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

         (f) Certificate of the Selling Shareholder. At Closing Time, the Representatives shall have received a certificate of an Attorney-in-Fact on behalf of each Selling Shareholder, dated as of the Closing Time, to the effect that (i) the representations and warranties of each Selling Shareholder contained in Section 1(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and (ii) each Selling Shareholder has complied in all material respects with all agreements and all conditions on its part to be performed under the Agreement at or prior to Closing Time.

         (g) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from PricewaterhouseCoopers a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

         (h) Bring-down Comfort Letter. At Closing Time, the Representatives shall have received from PricewaterhouseCoopers a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

         (i) Approval of Listing. At Closing Time, the Securities shall have been approved for inclusion in the Nasdaq National Market, subject only to official notice of issuance.

         (j) No Objection. The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

         (k)  Lock-up   Agreements.   At  the  date  of  this   Agreement,   the
Representatives shall have received an agreement substantially in the form of Exhibit B hereto signed by the persons listed on Schedule D hereto.

         (l) Form W-8 or W-9. At the date of this Agreement, the Representatives shall have received form W-8 or W-9, as required, signed by each Selling Shareholder.

         (m) Release of Liens. At Closing Time, the Representatives shall have received duly executed copies of the releases, each in form and substance satisfactory to counsel to the Underwriters, dated Closing Time, by RWJ Education Company I, L.L.C. and Morgan Guaranty Trust Company of New York with respect to Initial Securities to be sold by WSI Inc. and by Citicorp USA, Inc. with respect to Initial Securities to be sold by J.W. Childs Equity Partners, L.P., and all necessary UCC-3 statements in respect of all such Initial Securities, each in form and substance satisfactory to the counsel for the Underwriters.

         (n) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and the Selling Shareholders contained herein and the statements in any certificates furnished by the Company and the Selling Shareholders hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

                  (i) Officers' Certificate. A certificate, dated such Date of Delivery, of the Chief Executive Officer, Chief Financial Officer and Chief Operating Officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.

                  (ii) Certificate of Selling Shareholders. A certificate, dated such Date of Delivery, of an Attorney-in-Fact on behalf of each Selling Shareholder confirming that the certificate delivered at Closing Time pursuant to Section 5(f) remains true and correct as of such Date of Delivery.

                  (iii) Opinion of Counsel for Company. The favorable opinion of Hale and Dorr LLP, counsel for the Company, together with the favorable opinion of David A. Graff, general counsel for the Company, each in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

                  (iv) Opinion of Counsel for the Selling Shareholders. The favorable opinion of Hale and Dorr LLP, counsel for certain of the Selling Shareholders, together with the favorable opinion of each counsel for the other Selling Shareholders (which counsel shall be satisfactory to the Representatives), each in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

                  (v) Opinion of Counsel for Underwriters. The favorable opinion of Debevoise & Plimpton, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

                  (vi) Bring-down Comfort Letter. A letter from PricewaterhouseCoopers, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section

         5(g) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than two days prior to such Date of Delivery.

                  (vii) Release of Liens. At Closing Time, the Representatives shall have received duly executed copies of the releases, each in form and substance satisfactory to counsel to the Underwriters, dated Closing Time, by RWJ Education Company I, L.L.C. and Morgan Guaranty Trust Company of New York with respect to Option Securities to be sold by WSI Inc. and by Citicorp USA, Inc. with respect to Option Securities to be sold by J.W. Childs Equity Partners, L.P., and all necessary UCC-3 statements in respect of all such Option Securities, each in form and substance satisfactory to the counsel for the Underwriters.

         (o) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents, certificates and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Shareholders in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

         (p) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

         SECTION 6. Indemnification.

         (a) Indemnification of Underwriters. (1) The Company and the Selling Shareholders (other than WSI Inc.), severally agree, and WSI Inc. and H. Christopher Whittle, jointly and severally agree, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that (x) this indemnity agreement shall not apply to any loss, liability, claim, damage or expense (a) to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), (b) with respect to any preliminary prospectus, to the extent that the Company shall sustain the burden of proving (i) that any such loss, claim, expense, damage or liability of such Underwriter results from the fact that such Underwriter sold Securities to a person as to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (as then amended or supplemented) in any case where such delivery is required by the 1933 Act,
(ii) that the Company had previously furnished copies thereof in sufficient quantities to such Underwriter and the loss, claim, expense, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the preliminary prospectus that was corrected in the Prospectus and (iii) that sending such Prospectus by the Closing Time to the person or persons asserting such loss, liability, claim, damage or expense would have constituted a defense to the claim asserted by such person or persons, and (y) that with respect to each Selling Shareholder other than WSI Inc. and Adam Feild, the indemnification provision in this Section 6(a)(1) shall be only with respect to information furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement (or any amendment thereto), including Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or Prospectus (or any amendment or supplement thereto); and provided, further, that the aggregate liability of any Selling Shareholder (other than WSI Inc.) pursuant to this Section 6(a)(1) shall be limited to the net proceeds received by such Selling Shareholder from the Securities purchased by the Underwriters from such Selling Shareholder pursuant to this Agreement and that the aggregate liability of WSI Inc. and H. Christopher Whittle pursuant to this Section 6(a)(1) shall be limited to the net proceeds received by WSI Inc. from the Securities purchased by the Underwriters from WSI Inc. pursuant to this Agreement; and provided further, that no Selling Shareholder shall be liable for any untrue statement, omission or alleged omission of any other Selling Shareholder.

         (2) Insofar as this indemnity agreement may permit indemnification for liabilities under the 1933 Act of any person who is a partner of an Underwriter or who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and who, at the date of this Agreement, is a director or officer of the Company or controls the Company within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act, such indemnity agreement is subject to the undertaking of the Company in the Registration Statement under Item 12.

         (b) Indemnification of Company, Directors and Officers and Selling Shareholders. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Selling Shareholder and each person, if any, who controls the Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a)(1) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party, and any delay in such notification, shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a)(1) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to
Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances provided, however, that if the indemnifying party is the Company, H. Christopher Whittle or any of the Selling Shareholders, then the indemnifying party shall be liable for the fees and expenses of one separate legal counsel for all Selling Shareholders (other than the indemnifying party if the indemnifying party is a Selling Shareholder), which counsel shall be designated by agreement of the Selling Shareholders (other than the indemnifying party if the indemnifying party is a Selling Shareholder) or, in the absence of an agreement, by the Attorney-In-Fact. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(1)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement; provided, however, that the aggregate liability of any Selling Shareholder pursuant to this Section 6(d) shall be limited to the net proceeds received by such Selling Shareholder from the Securities purchased by the Underwriters from such Selling Shareholder pursuant to this Agreement.

         (e) Other Agreements with Respect to Indemnification. The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholders with respect to indemnification.

         SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other hand in connection with the statements or omissions, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Shareholders and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

         The relative fault of the Company, the Selling Shareholders and the Underwriters shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 7, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission and (ii) no Selling Shareholder shall be required to contribute any amount in excess of the amount of the total net proceeds received by such Selling Shareholder from the sale of Securities pursuant to this Agreement or on a basis other than as specified in
Section 6(a).

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or any Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or such Selling Shareholder, as the case may be. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

         The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholders with respect to contribution.

         SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any

Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Underwriters.

         SECTION 9. Termination of Agreement.

         (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company and the Selling Shareholders, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its consolidated subsidiary considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

         (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

         SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

                  (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                  (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either (i) the Representatives or (ii) the Company and any Selling Shareholder shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 10.

         SECTION 11. Default by One or More of the Selling Shareholders or the Company.

         (a) If a Selling Shareholder shall fail at Closing Time or at a Date of Delivery to sell and deliver the number of Securities which such Selling Shareholder or Selling

Shareholders are obligated to sell hereunder, and the remaining Selling Shareholders do not exercise the right hereby granted to increase, pro rata or otherwise, the number of Securities to be sold by them hereunder to the total number to be sold by all Selling Shareholders as set forth in Schedule B hereto, then the Underwriters may, at the option of the Representatives, by notice from the Representatives to the Company and the non-defaulting Selling Shareholders, either (a) terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect or (b) elect to purchase the Securities which the non-defaulting Selling Shareholders and the Company have agreed to sell hereunder. No action taken pursuant to this Section 11 shall relieve any Selling Shareholder so defaulting from liability, if any, in respect of such default.

         In the event of a default by any Selling Shareholder as referred to in this Section 11, each of the Representatives, the Company and the non-defaulting Selling Shareholders shall have the right to postpone Closing Time or Date of Delivery for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

         (b) If the Company shall fail at Closing Time or at the Date of Delivery to sell the number of Securities that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any nondefaulting party; provided, however, that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

         SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at North Tower, World Financial Center, New York, New York 10281-1201, attention of Syndicate Operations, with a copy to Debevoise & Plimpton, 875 Third Avenue, New York, New York, attention of Michael W. Blair; notices to the Company shall be directed to it at 515 Fifth Avenue, 15th Floor, New York, NY 10175, attention of Adam Feild, Chief Financial Officer, with a copy to Hale and Dorr LLP, 11951 Freedom Drive, Reston, VA 20190, attention of David Sylvester and Brent B. Siler; and notices to the Selling Shareholders shall be directed to the Selling Shareholders, attention of David A. Graff, Laura K. Eshbaugh and Adam Feild, c/o the Company at the foregoing address.

         SECTION 13. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company and the Selling Shareholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Selling Shareholders and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Selling Shareholders and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 14. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION). SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

         SECTION 15. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Attorney-in Fact for the Selling Shareholders a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters, the Company and the Selling Shareholders in accordance with its terms.

                                     Very truly yours,

                                     EDISON SCHOOLS INC.


                                     By:______________________________________
                                        Name:
                                        Title:

                                     SELLING SHAREHOLDERS


                                     By:______________________________________
                                        Name:
                                        As Attorney-In-Fact acting on behalf of
                                        the Selling Shareholders named in
                                        Schedule B hereto

CONFIRMED AND ACCEPTED, as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
CREDIT SUISSE FIRST BOSTON CORPORATION
BANC OF AMERICA SECURITIES LLC
J.P. MORGAN SECURITIES INC.
GERARD KLAUER MATTISON & CO., INC.
THINKEQUITY PARTNERS

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


By:________________________________
   Name:
   Title:   Authorized Signatory

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

                                   SCHEDULE A

                                                                                 Number of Initial
                                  Name of Underwriter                                Securities
                                  -------------------                                ----------
         Merrill Lynch, Pierce, Fenner & Smith Incorporated                              -
         Credit Suisse First Boston Corporation                                          -
         Banc of America Securities LLC                                                  -
         J.P. Morgan Securities Inc                                                      -
         Gerard Klauer Mattison & Co., Inc.                                              -
         ThinkEquity Partners                                                            -
                                                                                ---------------
             Total.........................................................              -
                                                                                ===============

                                   SCHEDULE B

                                                          Number of Initial      Maximum Number of Option
                                                        Securities to be Sold      Securities to Be Sold
                                                        ---------------------      ---------------------
Edison Schools Inc.                                               -                          -
[Selling Shareholders]
         Total......................................              -                          -

                                  SCHEDULE B-1

Duba AB
Bock Family Trust
John W. Childs
James E. Childs
Richard S. Childs
Estate of Lambros J. Lambros
Glenn A. Hopkins
Jerry D. Horn
J.W. Childs Equity Partners, L.P.
OFS Investment Partners
Raymond B. Rudy
Steven G. Segal
Steven G. Segal 1995 Irrevocable Trust
SGS 1995 Family Limited Partnership
SGS-III Family Limited Partnership
Dana L. Schmaltz
Adam L. Suttin
Suttin Family Trust
Edward D. Yun
J.P. Morgan SBIC LLC
Sixty Wall Street SBIC Fund, L.P.
Vulcan Ventures Incorporated
Progressive Investment Company, Inc.


                                    Sch. B-1

                                  SCHEDULE B-2

J.P. Morgan SBIC LLC
Sixty Wall Street SBIC Fund, L.P.


                                    Sch. B-2

                                   SCHEDULE C

                               EDISON SCHOOLS INC.

                            - Shares of Common Stock

                           (Par Value $.01 Per Share)

         I. The public offering price per share for the Securities, determined as provided in said Section 2, shall be $ - .

         II. The purchase price per share for the Securities to be paid by the several Underwriters shall be $ - , being an amount equal to the public offering price set forth above less $ - per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.


                                    Sch. C-1

                                   SCHEDULE D

                 List of persons and entities subject to lock-up

H. Christopher Whittle
Benno C. Schmidt, Jr.
Christopher D. Cerf
John E. Chubb, Ph.D
Joan Ganz Cooney
Laura K. Eshbaugh
Reverend Floyd H. Flake
David A. Graff
Kathleen M. Hamel
Tonya G. Hinch
Deborah M. McGriff, Ph.D.
Manuel J. Rivera, Ed.D.
Donald N. Sunderland
John W. Childs
Ramon C. Cortines
Charles J. Delaney
Jeffrey T. Leeds
Jonathan Newcomb
William F. Weld
Joel E. Smilow
J.P. Morgan SBIC LLC
Progressive Investment Company
Sprout Capital VI L.P.
Sprout Capital VII L.P.
Sprout CEO Fund, L.P.
DLJ Capital Corporation
Credit Suisse First Boston (USA), Inc.
Norwest Bank Indiana N.A., as voting trustee
Sixty Wall Street SBIC Fund, L.P.
UBS Capital LLC
Vulcan Ventures Incorporated
WSI Inc.
WPA Investment L.P.
J.W. Childs Equity Partners, L.P.
Citicorp USA, Inc.
Duba AB
Adam Field
Whittle Leeds Education Company LLC
Bock Family Trust


                                     Sch D-1

James E. Childs
Richard S. Childs
Glenn A. Hopkins
Jerry D. Horn
Estate of Lambros J. Lambros
OFS Investment Partners
Raymond B. Rudy
SGS-III Family Limited Partnership
SGS 1995 Family Limited Partnership
Dana L. Schmaltz
Steven G. Segal
Steven G. Segal 1995 Irrevocable Trust
Adam L. Suttin
Suttin Family Trust
Edward D. Yun


                                     Sch D-2

                                   SCHEDULE E

                          List of Management Agreements

1. Agreement between the Company and the Board of Education of the Chula Vista Elementary School District, Chula Vista, California.

2. Agreement between the Company and the Board of Education of the Ravenswood City School District, East Palo Alto, California.

3. Agreement among the Company, the Board of Education of the Fresno Unified School District and the Board of Education of the Fresno County Office of Education, Fresno, California.

4. Agreement between the Company and the Board of Education of the Napa Unified School District, California.

5. Agreement between the Company and the Board of Education of the San Francisco Unified School District, West Covina, California.

6. Agreement between the Company and the Board of Education of the West Covina Unified School District, California, as amended.

7. Agreement between the Company and the Long Beach Unified School District, Long Beach, California.

8. Agreement between the Company and the Board of Education of the Academy School District, Colorado Springs, Colorado.

9. Agreement between the Company and Colorado Springs School District No. 11, Colorado Springs, Colorado, as amended.

10. Agreement between the Company and the Board of Trustees of the Denver-Edison Charter School, Denver, Colorado.

11. Agreement between the Company and the Governing Board of Area Cooperative Educational Services, Hamden, Connecticut.

12. Agreement between the Company and the Thomas A. Edison Charter School of Wilmington, Inc., Wilmington, Delaware, as amended.

13. Agreement between the Company and the Friendship Public Charter School, Inc., Washington, D.C.


                                     Sch E-1

14. Agreement between the Company and the School Board of Dade County, Miami, Florida.

15. Agreement between the Company and the Bibb County School District, Macon, Georgia.

16. Agreement between the Company and the Drew Charter School, Inc., Atlanta, Georgia.

17. Agreement between the Company and the Board of Education of the Peoria Public Schools, Peoria, Illinois, as amended.

18. Agreement between the Company and the Board of Education of the Springfield Public Schools, Springfield, Illinois.

19. Agreement between the Company and the Chicago Charter School Foundation, Chicago, Illinois.

20. Agreement between the Company and the Board of Education of the Davenport Community School District, Davenport, Iowa.

21. Agreement between the Company and the Board of Education of the Unified School District No. 259, Wichita, Kansas.

22. Agreement among the Company, the New Baltimore City Board of School Commissioners and the Maryland State Department of Education, Baltimore, Maryland, as amended.

23. Agreement between the Company and the Board of Trustees of the Boston Renaissance Charter Public School Inc., Boston, Massachusetts.

24. Agreement between the Company and the Board of Trustees of the Seven Hills Charter School, Worcester, Massachusetts.

25. Agreement between the Company and the Board of Education of the School District of the City of Battle Creek, Battle Creek, Michigan, as amended.

26. Agreement between the Company and the Edison Public School Academy, Detroit, Michigan.

27. Agreement between the Company and the Board of Directors of the Detroit Academy of Arts and Sciences, Detroit, Michigan.


                                     Sch E-2

28. Agreement between the Company and the YMCA Service Learning Academy, Detroit, Michigan.

29. Agreement between the Company and the Board of Directors of the Edison Oakland Public School Academy, Ferndale, Michigan.

30. Agreement between the Company and the School District of the City of Flint, Flint, Michigan.

31. Agreement between the Company and the Board of Trustees of the Mid-Michigan Public School Academy, Lansing, Michigan, as amended.

32. Agreement between the Company and the Board of Education of the Mount Clemens Community School District, Mt. Clemens, Michigan.

33. Agreement between the Company and the Board of Education of the School District of the City of Pontiac, Pontiac, Michigan.

34. Agreement between the Company and the Inkster School District Board, Inkster, Michigan, as amended.

35. Agreement between the Company and the Board of Directors of the Duluth Public Schools Academy, Duluth, Minnesota.

36. Agreement among the Company, Special School District No. 1 (Minneapolis Public Schools) and Project for Pride in Living, Inc., Minneapolis, Minnesota, as amended.

37. Agreement between the Company and the Westport Community Secondary Schools, Kansas City, Missouri.

38. Agreement between the Company and the Westport Allen-Edison Village Educational School, Kansas City, Missouri.

39. Agreement between the Company and the Board of Education of the Kansas City Municipal School District, Kansas City, Missouri.

40. Agreement between the Company and the Granville Charter School, Trenton, New Jersey.

41. Agreement between the Company and the Granville Charter Middle School, Trenton, New Jersey.


                                     Sch E-3

42. Agreement between the Company and the Granville Charter High School, Trenton, New Jersey.

43. Agreement between the Company and the Schomburg Charter School, Inc., Jersey City, New Jersey.

44. Agreement between the Company and the Charter School of Science and Technology, Rochester, New York.

45. Agreement between the Company and the New Covenant Charter School, Albany, New York.

46. Agreement between the Company and the Board of Education of the Wayne County Public Schools, Goldsboro, North Carolina, as amended.

47. Agreement between the Company and the Board of Education of the Nash-Rocky Mount Public Schools, Whitaker, North Carolina.

48. Management Agreement between the Company and Alliance Community Schools, Inc., Dayton, Ohio, as amended.

49. Agreement between the Company and the Renaissance Academy-Edison Charter School, Phoenixville, Pennsylvania.

50. Agreement between the Company and the Lincoln-Edison Charter School, York, Pennsylvania.

51. Agreement between the Company and the Board of Directors of the Southwest Independent School District, San Antonio, Texas, as amended.

52. Agreement between the Company and the Board of Education of the Tyler Independent School District, Tyler, Texas.

53. Agreement between the Company and the Dallas Independent School District, Dallas, Texas.

54. Agreement between the Company and the Milwaukee Urban League Academy of Business and Economics, Inc., Milwaukee, Wisconsin.

55. Agreement between the Company and Milwaukee Science Education Consortium, Inc., Milwaukee, Wisconsin, as amended.


                                     Sch E-4

                                                                     Exhibit A-1

                      FORM OF OPINION OF COMPANY'S COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                 SECTION 5(b)(i)

         (i) The Company has been duly incorporated, and is validly existing as a corporation in good standing under the laws of the State of Delaware.

         (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and the Company has the corporate power and authority to enter into and perform its obligations under the Purchase Agreement.

         (iii) The Company is duly qualified as a foreign corporation to transact business and in good standing in each jurisdiction listed on Schedule A to this opinion.

         (iv) The authorized, issued and outstanding capital stock of record of the Company (a) was, as of December 31, 2000, as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" and (b) after giving effect to the transactions contemplated by this Agreement and the Registration Statement, will be as set forth in the Prospectus in the column entitled "As Adjusted" under the caption "Capitalization" (except for issuances subsequent to December 31, 2000, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities, options or warrants referred to in the Prospectus); the shares of issued and outstanding capital stock of the Company, including the Securities to be purchased by the Underwriters from the Selling Shareholders, have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of record of the Company was issued in violation of any preemptive or other similar rights of any securityholder of the Company arising under (a) the Company's certificate of incorporation or by-laws (as in effect from time to time), (b) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument filed as an exhibit to the Registration Statement, (c) the Delaware General Corporation Law or (d) to our knowledge, arising otherwise.

         (v) The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to the Purchase Agreement and, when issued and delivered by the Company pursuant to the Purchase Agreement against payment of the consideration set forth in the Purchase Agreement, will be validly issued and fully paid and non-assessable and no holder of the Securities is or will be subject to personal liability by reason of being such a holder.

         (vi) The issuance of the Securities by the Company and the sale of the Securities by the Selling Shareholders is not subject to any preemptive or other similar rights of any securityholder of the Company arising under (a) the Company's certificate


                                      A-1-1
of incorporation or by-laws (as in effect on the date hereof), (b) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument filed as an exhibit to the Registration Statement, (c) the Delaware General Corporation Law or (d) to our knowledge, arising otherwise.

         (vii) To our knowledge, the Company's only subsidiary is Alliance-Edison, and, to our knowledge, the Company does not have any equity investments in other companies, except the Company's interests in APEX and Ksixteen.

         (viii) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

         (ix) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

         (x) The Registration Statement, including any Rule 462(b) Registration Statement, the Rule 430A Information and the Rule 434 Information, as applicable, the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and the Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we need express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

         (xi) The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we need express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

         (xii) If Rule 434 has been relied upon, the Prospectus was not "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective.

         (xiii) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the charter and by-laws of the Company and the requirements of the Nasdaq National Market.


                                      A-1-2

         (xiv) To our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company, its consolidated subsidiary or any school operated by the Company is a party, or to which the property of the Company, its consolidated subsidiary or any school operated by the Company is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company of its obligations thereunder.

         (xv) The information in the Prospectus under "Prospectus Summary -- Description of Common Stock" and "Description of Capital Stock", and in the Registration Statement in the first two paragraphs under Item 14, to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

         (xvi) To our knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

         (xvii) To our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

         (xviii) To our knowledge, the Company is not in violation of its charter or by-laws.

         (xix) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement or for the offering, issuance, sale or delivery of the Securities.

         (xx) The execution, delivery and performance of the Purchase Agreement and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities) and compliance by the Company with its obligations under the Purchase Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xi) of the Purchase Agreement) under or result in the creation or imposition of any lien, charge


                                      A-1-3
or encumbrance upon any property or assets of the Company or its consolidated subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument filed as an exhibit to the Registration Statement (except for such conflicts, breaches or defaults or liens, charges or encumbrances that could not reasonably be expected to have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company, any applicable law, statute, rule or regulation or any judgment, order, writ or decree specifically naming the Company, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its properties, assets or operations.

         (xxi) To our knowledge, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement except such as have been exercised or waived or otherwise registered by the Company under the 1933 Act, except pursuant to the Third Amended and Restated Shareholders' Agreement, dated as of July 2, 1999, as amended.

         (xxii) To our knowledge, except as disclosed in the Prospectus, there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of the Company's capital stock or any such options, rights, convertible securities or obligations.

         (xxiii) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

         In connection with the preparation of the Registration Statement and the Prospectus, we have participated in conferences with officers and representatives of the Company, counsel for the Underwriters and independent accountants of the Company, at which conferences we made inquiries of such persons and others and discussed the contents of the Registration Statement and the Prospectus. While the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, subject to the foregoing and based on such participation, inquiries and discussions, nothing has come to our attention that would lead us to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable) (except for financial statements and schedules and other financial data included therein or omitted therefrom and percentages derived from financial data included therein, as to which we need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not


                                      A-1-4
misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included therein or omitted therefrom and percentages derived from financial data included therein, as to which we need make no statement), as of their respective dates or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).


                                      A-1-5

                                                                     Exhibit A-2

                     FORM OF OPINION OF THE GENERAL COUNSEL
                         FOR THE COMPANY TO BE DELIVERED
                          PURSUANT TO SECTION 5(b)(ii)

         (i) All descriptions in the Prospectuses of and references in the Prospectus to franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments or documents or transactions to which the Company is or was a party are accurate in all material respects;

         (ii) To my knowledge, no default by the Company exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any Management Agreement or any other contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

         (iii) The execution, delivery and performance of the Purchase Agreement and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities, and compliance by the Company with its obligations under the Purchase Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xi) of the Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any Management Agreement or other contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument filed as an exhibit to the Registration Statement or otherwise known to me (except for such conflicts, breaches or defaults or liens, charges or encumbrances that could not reasonably be expected to have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company, applicable law, statute, rule, regulation, judgment, order, writ or decree, known to me, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its properties, assets or operations.

         (iv) The execution, delivery and performance of the Purchase Agreement and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities, and compliance by the Company with its obligations under the Purchase Agreement) do not and will not result in any violation of the ESEA, the IDEA, including any rules or regulations promulgated pursuant to such laws, or any other federal, state or local statute pertaining to the authorization to operate public schools or eligibility for funding under federal, state or local programs.


                                      A-2-1

         (v) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, the USDE or, to my knowledge, any state agency under any state statute pertaining to authorization to operate public schools or eligibility for funding under federal or state programs is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement or for the offering, issuance, sale or delivery of the Securities.

         (vi) To my knowledge, the Company, its consolidated subsidiary and each of the schools operated by it possess all permits, licenses, approvals, consents and other authorizations required, including without limitation authorizations required (A) to participate in federal funding programs under the ESEA and the IDEA to the extent the Company or such school currently receives material funding thereunder, (B) to operate charter schools currently operated by it, (C) except as disclosed in the Prospectus, to operate schools, if required by applicable law, as federal income tax exempt organizations under Sections 501(a) and 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and
(D) to receive funding under federal, state or local education laws, statutes, rules, regulations, standards, guides and orders to the extent the Company or such school currently receives material funding thereunder (collectively, "Governmental Licenses"), issued by the appropriate federal, state or local regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to possess such Governmental Licenses could not reasonably be expected to have a material Adverse Effect; the Company and, to my knowledge each of the schools operated by it, is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply could not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect could not have a Material Adverse Effect; and, to my knowledge, the Company has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Effect.

         (vii) To my knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company, its consolidated subsidiary or any school operated by the Company is a party, or to which the property of the Company, its consolidated subsidiary or any school operated by the Company is subject, before or brought by the USDE, the DOJ, the EEOC, state and local educational agencies (including school boards and public school districts) or charter school boards which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company of its obligations thereunder.


                                      A-2-2

         (viii) To my knowledge, the Company and each of the schools operated by the Company are in compliance with all applicable education laws, statutes, rules, regulations, standards, guides or orders administered, issued or implemented by any federal, state or local government or any agency or subdivision of any of the foregoing, including, without limitation, the USDE, the DOJ, the EEOC, state and local education agencies (including school boards and public school districts) or charter school boards, except where the failure to be in compliance would not reasonably be expected to have a Material Adverse Effect. To my knowledge, neither the Company nor any of the schools operated by it has been advised that either the Company or any of the schools operated by the Company is not conducting business in compliance with all applicable federal, state and local education laws, statutes, rules, regulations, standards, guides and orders, except where failure to be so in compliance could not reasonably be expected to have a Material Adverse Effect.

         (ix) The information in the Prospectus under "Risk Factors -- Risks Related to Governmental Funding and Regulation of the Education Industry", "Business -- Government Laws and Regulations", to the extent that it constitutes matters of law, summaries of legal matters, or legal conclusions (collectively, "Education Matters"), has been reviewed by me and is correct in all material respects.

         (x) Neither the Company, nor any of the schools operated by the Company is subject to any requirements of, or regulation under, the Higher Education Act of 1965, as amended.

         Nothing has come to my attention that would lead me to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable) (except for financial statements and schedules and other financial data included therein or omitted therefrom and percentages derived from financial data included therein, as to which I need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included therein or omitted therefrom and percentages derived from financial data included therein, as to which we need make no statement), as of their respective dates or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal


                                      A-2-3
opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).


                                      A-2-4

                                                                     Exhibit A-3

                       FORM OF OPINION OF COUNSEL FOR THE
                             SELLING SHAREHOLDER(S)
                    TO BE DELIVERED PURSUANT TO SECTION 5(c)

         (i) No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state securities laws, as to which [I][we] need express no opinion), is necessary or required to be obtained by the Selling Shareholder(s) for the performance by [each/the] Selling Shareholder of its obligations under the Purchase Agreement or in the Power of Attorney and Custody Agreement, or in connection with the offer, sale or delivery of the Securities.

         (ii) [Each/The] Power of Attorney and Custody Agreement has been duly executed and delivered by the [respective] Selling Shareholder(s) [named therein] and constitutes the legal, valid and binding agreement of [such/the] Selling Shareholder. The Purchase Agreement has been duly authorized, executed and delivered by or on behalf of [each/the] Selling Shareholder.

         (iii) [Each/The] Attorney-in-Fact has been duly authorized by the Selling Shareholder(s) to deliver the Securities on behalf of the Selling Shareholder(s) in accordance with the terms of the Purchase Agreement.

         (iv) The execution, delivery and performance of the Purchase Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement and compliance by the Selling Shareholder(s) with its obligations under the Purchase Agreement have been duly authorized by all necessary action on the part of the Selling Shareholder(s) and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities or any property or assets of the Selling Shareholder(s) pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which [any/the] Selling Shareholder is a party or by which [his/her/it/they] may be bound, or to which any of the property or assets of the Selling Shareholder(s) may be subject nor will such action result in any violation of the provisions of the charter or by-laws of the Selling Shareholder(s), if applicable, or any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over [such/the] Selling Shareholder or any of its properties.


                                      A-3-1

         (v) To the best of [our][my] knowledge, [each/the] Selling Shareholder has valid and marketable title to the Securities to be sold by [such/the] Selling Shareholder pursuant to the Purchase Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, and has full right, power and authority to sell, transfer and deliver such Securities pursuant to the Purchase Agreement. By delivery of a certificate or certificates therefor [such/the] Selling Shareholder will transfer to the Underwriters who have purchased such Securities pursuant to the Purchase Agreement (assuming each such Underwriter has no notice of any adverse claim, as defined in Uniform Commercial Code as adopted in the State of New York (the "NYUCC")), valid and marketable title to such Securities, free and clear of any adverse claim (as defined in the NYUCC), pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

         Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).


                                      A-3-2

                                                                       Exhibit B

        [Form of lock-up from directors, officers or other stockholders]



                                                              _________ __, 2001

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith Incorporated,
Credit Suisse First Boston Corporation
Banc of America Securities LLC
J.P. Morgan Securities Inc.
Gerard Klauer Mattison & Co., Inc.
ThinkEquity Partners
   as Representatives of the several Underwriters to be named in the within-mentioned Purchase Agreement
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

         Re:      Proposed Public Offering by Edison Schools Inc.

Dear Sirs:

         The undersigned, a stockholder, officer or director of Edison Schools Inc., a Delaware corporation (the "Company"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Credit Suisse First Boston Corporation, Banc of America Securities LLC, J.P. Morgan Securities Inc., Gerard Klauer Mattison & Co., Inc. and ThinkEquity Partners propose to enter into a Purchase Agreement (the "Purchase Agreement") with the Company and the selling shareholders listed in the Purchase Agreement (the "Selling Shareholders") providing for the public offering of shares (the "Securities") of the Company's Class A common stock, par value $.01 per share (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder, officer or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during a period of 90 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for

Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing restriction will not apply to Securities to be sold by the Selling Shareholders under the Purchase Agreement.

         Notwithstanding the foregoing restrictions on transfer, the undersigned shall be permitted to make the following transfers: (i) transfers made by gift, will or intestacy, provided the donee thereof agrees in writing to be bound by the terms hereof; (ii) transfers to the transferor's affiliates, as such term is defined in Rule 405 promulgated under the Securities Act, provided that each transferee agrees in writing to be bound by the terms hereof; (iii) transfers made with prior written consent of Merrill Lynch; and (iv) in the event the undersigned is an individual, transfers to his or her immediate family or to a trust the beneficiaries of which are exclusively the undersigned or a member or members of his or her immediate family, provided that any transferee agrees in writing to be bound by the terms hereof.

                                      Very truly yours,


                                      Name of company,
                                      corporation, partnership or
                                      trust (if applicable):


                                      By: ____________________________________
                                          Name:
                                          Title (if applicable):


                                       B-2